UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

Quetta Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QETA	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QETAR	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	QETAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements regarding the Company’s ability to identify and complete a future business combination, are forward-looking statements. Words such as “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward-looking statements.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the Company’s ability to identify a suitable target business, negotiate and complete a future business combination, and other risks described in the Company’s filings with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any such statements, except as required by law.

Item 1.01 Entry into a Material Definitive Agreement

On January 15, 2026, Quetta Acquisition Corporation, a Delaware corporation (the “Company”), entered into a Termination Agreement (the “Termination Agreement”) with KM QUAD, a Cayman Islands exempted company, Quad Global Inc., a Cayman Islands exempted company, and Quad Group Inc., a Cayman Islands exempted company (collectively, the “Parties”).

The Termination Agreement provides for the termination, by mutual agreement of the Parties, of that certain Agreement and Plan of Merger, dated February 14, 2025 (the “Merger Agreement”). Pursuant to the Termination Agreement, the Parties agreed to terminate the Merger Agreement by mutual consent and to provide mutual releases of claims related thereto, subject to the terms and conditions set forth in the Termination Agreement. The Termination Agreement provides that the termination does not constitute an admission of fault or liability by any party.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

As described above in Item 1.01, on January 15, 2026, the Company and the other parties thereto entered into the Termination Agreement, pursuant to which the Merger Agreement was terminated in its entirety, effective as of January 15, 2026, subject to the terms and conditions set forth in the Termination Agreement. Except as expressly set forth in the Termination Agreement, the Merger Agreement is of no further force or effect.

Exhibit No.	Description
10.1	Termination Agreement, dated January 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUETTA ACQUISITION CORPORATION

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer

Date:	January 30, 2026